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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



                               December 21, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          TERAGLOBAL COMMUNICATIONS CORP.
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             (Exact name of registrant as specified in its charter)



            DELAWARE                   0-25115                  33-0827963
 -------------------------------     ------------           -------------------
 (State or other jurisdiction of     (Commission              (IRS Employer
         incorporation)              File Number)           Identification No.)



                       9171 Towne Centre Drive, 6th Floor
                           San Diego, California 92122
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (858) 404-5500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

TeraGlobal Communications Corp. has reported on its business plan execution and on certain management restructuring as reflected in the press release attached as an exhibit to this report.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TERAGLOBAL COMMUNICATIONS CORP.



Dated:  December 21, 2000              By: /s/ PAUL COX
                                           ----------------------------
                                           Paul Cox
                                           President


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